UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 6, 2007

IMMTECH PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14907	39-1523370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue

New York, New York 10282

(Address of Principal Executive Offices, including Zip Code)

(212) 791-2911

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 8, 2006, the Securities and Exchange Commission approved new AMEX listing standards setting forth Direct Registration System (“DRS”) eligibility requirements, which require companies to become DRS eligible by January 1, 2008. DRS enables investors to maintain securities electronically on the books of a transfer agent or issuer, and allows for the electronic transfer of securities.  To meet DRS requirements, on June 6, 2007, the Company’s Board of Directors amended and restated its Bylaws to permit the issuance and transfer of uncertificated shares. Previously, the Company’s Bylaws provided every Company shareholder with the right to have a certificate certifying the number of shares owned by such shareholder. Such changes to the Bylaws are reflected in Article VI, Sections 1 and 6.

ITEM 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
3.1	Bylaws of the Company, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2007	Immtech Pharmaceuticals, Inc.
/s/ Gary C. Parks
Gary C. Parks Chief Financial Officer

Index to Exhibits

Exhibit	Description
3.1	Bylaws of the Company, as amended and restated